                                                                   EXHIBIT 10.35

                                 PROMISSORY NOTE

U.S. $130,434.78                                         Dated: November 2, 2001

FOR  VALUE  RECEIVED,  the  undersigned,   Datatec  Systems,  Inc.,  a  Delaware
corporation ("Datatec"),  HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of
Cisco Systems, Inc., a California corporation ("Cisco"),  the sum of $130,434.78 on or before April 30, 2002 (the "Maturity  Date"),  in full satisfaction of the amounts  due and owing to Cisco  with  respect to  dividends  under the Series A
Preferred Stock of eDeploy.com, Inc., a subsidiary of Datatec.

1.     Payments.
       --------

       (a) As soon as  reasonably  possible  after the date  hereof,  but in any event prior to 10:00 a.m.  (Eastern  Standard Time) on the Maturity Date of this
Promissory Note (this "Note"), Datatec shall pay to Cisco the sum of $130,434.78 by wire  transfer,  in lawful  money of the  United  States  and in  immediately available funds. Wire transfer instructions for the payment of such funds are as follows:

                        Bank of America - Concord, CA
                        ABA# 121000358
                        Acct.# 1233257433
                        Cisco Systems, Inc.

       (b) Prior to payment of funds as  described in this Note,  Datatec  shall give Cisco reasonable prior notice of the wire transfer at the following address or facsimile:

                        Cisco Systems, Inc.
                        170 West Tasman Drive
                        San Jose, California 95134
                        Facsimile: (408) 526-8252
                        Attn: Senior Vice President, Corporate Affairs

       (c) All payments  under this Note shall be made  unconditionally  in full without  deduction,  setoff,  counterclaim  or  other  defense.  Datatec  hereby irrevocably  waives  presentment,  demand,  protest,  notice of dishonor and all other notices (except for any such notice expressly  provided  herein),  and any release  or  discharge  arising  from any  extension  of time or other  cause of release or discharge other than actual payment in full hereof.

2.     Interest; Insolvency.
       --------------------

       (a) The indebtedness evidenced by this Note shall not bear interest prior to May 1, 2002. In the event that the indebtedness  evidenced by this Note shall not have been paid in full on or prior to the Maturity  Date,  commencing on the day next following the Maturity Date,  interest on such indebtedness will accrue at the rate of 6% per annum and will be  payable  monthly in arrears on the last day of each calendar month following the Maturity Date. Any interest that is not paid when due shall bear interest at the rate of 6% per annum.  All computations of  interest  shall be made on the  basis  of a year of 365 days for the  actual number of days  (including  the first and last day)  occurring in the period for which such  interest  is  payable.  All  payments  made under this Note shall be applied first to accrued and unpaid interest and next to unpaid principal.

       (b)  All  unpaid   amounts   owing  or  payable  under  this  Note  shall
automatically become immediately due and payable,  without presentment,  demand, protest or any other  notice of any kind,  if, at any time prior to the Maturity
Date,  Datatec shall: (i) apply for or consent to the appointment of a receiver, trustee,  liquidator  or  custodian  of  itself  or of all or  any  part  of its property;  (ii) admit in writing its  inability or shall fail,  to pay its debts generally as they mature; (iii) make a general assignment for the benefit of its or any of its creditors; (iv) be dissolved or liquidated in full or in part; (v)
become  insolvent  (as  such  term  may be  defined  or  interpreted  under  any applicable statute);  (vi) commence a voluntary case or other proceeding seeking liquidation,  reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the  appointment of or taking  possession of its  property  by any  official  in an  involuntary  case  or  other  proceeding commenced  against it; or (vii) take any action for the purpose of affecting any of the foregoing.

3.     Miscellaneous.
       -------------

       (a) Costs and Expenses.  Datatec shall pay on demand all reasonable costs and expenses of Cisco, and the reasonable fees and disbursements of counsel,  in connection with the enforcement or attempted enforcement of, and preservation of any  rights  or  interests  under  this  Note,  including  in the  event  of any out-of-court  workout,  refinancing  or  restructuring  transaction,  or in  any bankruptcy case.

       (b)  Severance.  Whenever  possible,  each provision of the Note shall be interpreted  in such manner as to be  effective  and valid under all  applicable laws  and  regulations.  If,  however,  any  provision  of this  Note  shall  be prohibited by or invalid  under any such law or regulation in any  jurisdiction, it shall, as to such jurisdiction,  be deemed modified to conform to the minimum requirements  of such law or regulation,  or, if for any reason it is not deemed so  modified,  it shall be  ineffective  and invalid  only to the extent of such prohibition  or invalidity  without  affecting the remaining  provisions of this
Note,  or  the  validity  or  effectiveness  of  such  provision  in  any  other jurisdiction.

       (c) No Waiver.  Any term,  covenant,  agreement or condition of this Note may be amended or waived only if such  amendment  or waiver is in writing and is signed by Datatec  and Cisco.  No  failure or delay by Cisco in  exercising  any right or remedy  under  this Note shall  operate  as a waiver  thereof or of any other right or remedy nor shall any single or partial exercise of any such right or remedy preclude any other further  exercise  thereof or of any other right or remedy.  The  acceptance at any time by Cisco of any past-due  amount  hereunder shall not be deemed to be a waiver of the right to require  prompt  payment when due of any other amounts then or thereafter  due and payable.  Unless  otherwise specified in such waiver or consent,  a waiver or consent given  hereunder shall be  effective  only in the specific  instance  and for the specific  purpose for which given.

                                       2

       (d) Successors and Assigns.  This Note shall be binding upon and inure to the benefit of Datatec,  Cisco,  and their  respective  successors and permitted assigns,  except that  Datatec  may not assign or transfer  any of its rights or obligations  under this Note without the prior written consent of Cisco (and any purported assignment without such consent shall be void).

       (e) This Note constitutes the entire agreement between the parties hereto pertaining to the subject matter  hereof,  and any and all other written or oral agreements relating to the subject matter hereof existing between parties hereto are expressly canceled.

       (f) This Note shall be construed in  accordance  with and governed by the laws of the State of Delaware, excluding conflict of laws principles.

                            [Signature page follows]

                                       3

            IN WITNESS  WHEREOF,  the  undersigned  duly  authorized  officer of
Datatec has executed this Note as of the date first set forth above.

                                               DATATEC SYSTEMS, INC.

                                               By: /s/ Isaac Gaon
                                                   -----------------------------
                                                   Name:  Isaac J. Gaon
                                                   Title: Chairman & CEO

GUARANTY BY EDEPLOY.COM, INC.

EDEPLOY.COM,  INC.,  as a subsidiary  of
Datatec,    hereby    irrevocably    and
unconditionally   guarantees   full  and
prompt   payment   when   due   of   all
indebtedness,       liabilities      and
obligations  under this Note.  This is a
guaranty   of  payment  and  not  merely
collection.   eDeploy.com,  Inc.  hereby
expressly and knowingly,  to the fullest
extent  permitted  by  law,  waives  and
agrees  not to  assert  any  defense  or
benefit  that  may be  derived  from  or
afforded by applicable  law limiting the
liability of or  exonerating  guarantors
or sureties.

By:  /s/ Isaac Gaon
    ------------------------------------
    Name:  Isaac J. Gaon
    Title: CEO

                       [SIGNATURE PAGE TO PROMISSORY NOTE]